Goodwill and Other Intangible Assets - Summary of Estimated Charges to Amortization Expense of Intangible Assets (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
2015	$ 28,538
2016	26,891
2017	26,441
2018	25,561
2019	25,315
Total amortization expense	$ 132,746